Exhibit 32.1


                       CERTIFICATION PURSUANT TO
                        18 U.S.C.  SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-QSB of Pricester.com, Inc. (the ?Company?) on Form 10-QSB for the six months ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the ?Report?), I, Joe Puentes, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





/s/ Joe Puentes
----------------------------------
    Joe Puentes,
    Chief Executive Officer

September 15, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.






                             Exhibit 32.2


                       CERTIFICATION PURSUANT TO
                        18 U.S.C.  SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-QSB of Pricester.com, Inc. (the
?Company?) on Form 10-QSB for the six months ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the ?Report?), I, Edward Dillon, Chief Financial Officer of the
Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





/s/ Edward Dillon
----------------------------------
    Edward Dillon
    Chief Financial Officer

September 15, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.